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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 21, 2003
                                                       --------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
       ------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-11521                 23-1701520
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


4 Country View Road, Malvern, Pennsylvania                          19355
---------------------------------------------                     ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code    (610) 647-5930
                                                      --------------



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable

(c) Exhibits.

     Exhibit
     Number        Description
     ----------    -----------

     99.1          Certain Information Discussed in April 21, 2003
                   Conference Call.

Item 9.  Regulation FD Disclosure.

         This Current Report on Form 8-K is being furnished pursuant to Item 12. See "Item 12. Results of Operations and Financial Condition" below, the contents of which are incorporated by reference into this Item 9.

Item 12.  Results of Operations and Financial Condition.

         On April 21, 2003, the Company held a broadly accessible conference call with investors to discuss the Company's financial results announced in a press release issued on April 16, 2003. Certain information discussed during the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The disclosures by the Company during the conference call included one or more "non-GAAP financial measures" within the meaning of the Securities and Exchange Commission's Regulation G. With respect to each such non-GAAP financial measure, the Company has disclosed in the conference call the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") and has provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.


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         The following reconciliation of the Non-GAAP to GAAP financial measures was orally discussed during the conference call as follows:

                                                                      Quarter Ended        Quarter Ended
Reconciliation of Non-GAAP to GAAP Financial Measures                 March 31, 2003       March 31, 2002
-----------------------------------------------------                 --------------       --------------

Earnings per share from continuing operations,
    before restructuring charge (non-GAAP)                               $.04                   $.10
Restructuring charge                                                    ($.03)                 ($.08)
Earnings per share from continuing operations (GAAP)                     $.02*                  $.02

         * Due to rounding

                                                                      Quarter Ended        Quarter Ended
Reconciliation of Non-GAAP to GAAP Financial Measures                 March 31, 2003     December 31, 2002
-----------------------------------------------------                 --------------     -----------------

Earnings per share from continuing operations, before
     restructuring charge or gain on bond repurchase (non-GAAP)          $.04                   $.04
Restructuring charge                                                    ($.03)
Gain on Bond Repurchase                                                                         $.03
Earnings  per share from continuing operations (GAAP)                    $.02*                  $.06*

         * Due to rounding



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 25, 2003                Systems & Computer Technology Corporation

                                    By:  /s/  Eric Haskell
                                         ---------------------------------------
                                         Eric Haskell
                                         Executive Vice President, Finance &
                                         Administration, Treasurer and
                                         Chief Financial Officer




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                                  Exhibit Index

  Exhibit
  Number        Description
  ----------    ----------------------------------------------------------------

  99.1          Certain Information Discussed in April 21, 2003 Conference Call.